Virtual Investor / Analyst Day  December 4, 2020 www.equilliumbio.com Exhibit 99.1

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Welcome Bruce Steel, CEO  Potent Immune Modulation with Itolizumab Steve Connelly, CSO Advancing Itolizumab in Graft-vs-Host Disease (GVHD) Krishna Polu, CMO John Koreth, M.D., Dana-Farber Steve Connelly, CSO Itolizumab – a Promising Therapeutic to Treat Lupus Nephritis Krishna Polu, CMO Steve Connelly, CSO Joel Rothman, SVP Development Operations Itolizumab – a Differentiated Approach to Treat Uncontrolled Asthma Steve Connelly, CSO Financials & Corporate Update  Jason Keyes, CFO Closing Remarks  Bruce Steel, CEO  Q&A  Today’s Agenda Speakers  Bruce Steel, CFA Chief Executive Officer Steve Connelly, Ph.D. Chief Scientific Officer Jason Keyes Chief Financial Officer Krishna Polu, M.D. Chief Medical Officer John Koreth, M.D., D.Phil. Director of Translational Research, Stem Cell Transplantation Dana-Farber Cancer Institute Joel Rothman SVP of Development Operations Equillium Management Guest Speaker

Our mission is to dramatically improve the lives of patients through the development of novel immunotherapies   World leaders in CD6 biology developing itolizumab, a first-in-class anti-CD6 antibody targeting the CD6-ALCAM pathway Itolizumab is a validated therapeutic with differentiated mechanism of action (MoA) inhibiting the activity and trafficking of Teff We are advancing development in three severe autoimmune and inflammatory disorders Acute Graft-versus-Host Disease (aGVHD) Lupus/Lupus Nephritis Uncontrolled Asthma Novel Treatments for Severe Immuno-inflammatory Disorders

Highly differentiated mechanism of action with potential broad therapeutic utility Itolizumab Development Strategy uncontrolled asthma acute graft-versus-host disease (aGVHD) Indication Phase 1b Phase 2 / 3 Status systemic lupus erythematosus (SLE) / lupus nephritis (LN) FDA Fast Track and Orphan Drug Designations EQUATE Phase 1b/2 trial actively enrolling Positive interim data reported 2H 2020 Topline data expected 1H 2021 EQUIP Phase 1b trial actively enrolling Topline data expected 2H 2021 FDA Fast Track Designation EQUALISE Phase 1b trial actively enrolling SLE topline data expected 1Q 2021 LN interim data expected 2H 2021 Regulatory interaction and study initiation expected mid-2021

T Cell Mediated Immuno-inflammatory Diseases

Strategic partnership with Biocon Limited (Biocon): exclusive rights to develop and commercialize itolizumab in the U.S., Canada, Australia, New Zealand Includes supply of commercial-scale drug product manufacturing Three clinical development programs ongoing; initial data promising Strong cash balance and core institutional shareholders Complete proof-of-concept (PoC) for initial indications Accelerate development on path to approval in first-line aGVHD Broaden asset pipeline to complement itolizumab Potential to be first to market in first-line treatment of aGVHD Build Company through pipeline expansion Demonstrably improve patient lives by bringing novel immunotherapeutics to market Our Journey to Improve Patient Lives...

Potent Immune Modulation with Itolizumab

CD6 is a co-stimulatory receptor expressed on T cells, differentially expressed on subsets of innate lymphoid (ILC) and natural killer (NK) cells, but not on T regulatory cells (Treg) Activated leukocyte cell adhesion molecule (ALCAM), is expressed on both antigen-presenting cells and endothelial/epithelial tissue including the blood-brain-barrier, skin, gut, lung and kidney The binding of CD6-ALCAM is important for: Immune synapse formation Optimal co-stimulation and activation Trafficking into tissues The CD6-ALCAM pathway modulates T cell activity and trafficking and we believe is central to the pathogenesis of multiple immuno-inflammatory diseases CD6-ALCAM Pathway Central to Immuno-inflammation T CELL APC / TISSUE Consuegra-Fernandez et al., Cell Mol Immunol 2018

# CD6 Expression Associated with T Cell Function

**Highest levels of CD6 are found on activated T effector cells ($T_{eff}$) and associated with amplification of the auto-reactive cascade**



$CD6^{Low/-}$
CD6 +
$CD6^{High}$
$T_{reg}$
Weak
Signaling
$T_{naive}$
Strong
Signaling
$T_{eff}$
CD6
$T_h1$
$T_h2$
$T_h17$
Immune Regulatory
*"Tolerance"*
Autoreactive
*"Autoimmunity"*

Garcia *et al.*, Cytometry 2014; Bughani *et al.*, PLoS 2017

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T eff T reg CD6high High Proliferation Pathogenic Phenotypes Pro-inflammatory cytokines CD6low/- Low proliferation Regulatory phenotype Anti-inflammatory cytokines CD6High Cells Exhibit Greater Pathogenic Capacity Consuegra-Fernandez et al., Cell Mol Immunol 2018; Ma et al., J Crohns & Colitis 2019

# CD6$^{-/-}$ Phenotype of $T_{eff}$ & $T_{reg}$ Cells




Teff

**CD6 $^{-/-}$ Mouse**


Treg

- Increased activation induced cell death
- Decreased $T_{eff}$ proliferative responses
- Impaired $T_h17$ differentiation
- Attenuation of disease in EAE, EAU & Pso
  - EAE: Experimental Autoimmune Encephalomyelitis
  - EAU: Experimental Autoimmune Uveitis
  - Pso: Psoriasis
- Reduced infiltration of $T_{eff}$ cells into tissues

- Decreased proliferative responses
- Differentiate more efficiently into FoxP3+ cells following allogeneic stimulation

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Li *et al.*, PNAS 2017; Zhang *et al.* J Autoimmun 2018; Consuegra-Fernandez *et al.*, Cell Mol Immunol 2018; Orta-Mascaro *et al.*, JEM 2016

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CD6-ALCAM Pathway Central to Immuno-inflammation ACTIVITY TRAFFICKING Increased proinflammatory cytokine secretion Suppression of regulatory pathways Increased trafficking of Teff cells into target tissues Optimal immune synapse formation, activation and proliferation

An Example of the CD6-ALCAM Pathway in Disease Ma et al., J Crohns & Colitis 2019

CD6 & ALCAM are Increased in Intestine of Inflammatory Bowel Disease (IBD) Patients Ulcerative Colitis Crohn’s Disease Healthy control CD6 ALCAM Ma et al., J Crohns & Colitis 2019

CD6-ALCAM Pathway is Associated with Severity of IBD Ma et al., J Crohns Colitis 2019 ***P<0.001 ALCAM CD6 Ulcerative Colitis Crohn’s Disease Ulcerative Colitis Crohn’s Disease

CD6high Cells are Enriched in Inflamed GI Tissues ALCAM CD6 Increased CD6/ALCAM expression localizes to inflamed tissue of IBD patients Ulcerative Colitis Crohn’s Disease Ulcerative Colitis Crohn’s Disease Ma et al., J Crohns Colitis 2019 ***P<0.001

Increased IFNγ/IL-17 Secretion Associated with CD6high Cells Pathogenic dual IFN-γ / IL-17 expressing Th17 cells implicated in multiple autoimmune and inflammatory diseases are associated with levels of CD6 in IBD patients Ma et al., J Crohns Colitis 2019. **p < 0.01, and ***p < 0.001 versus CD6low/− group. #p < 0.05, and ##p < 0.01 versus CD6int group. Data are shown as mean ± SEM

Itolizumab Humanized IgG1 Kappa  Binds to domain 1 of human CD6 with 1.3 nM affinity Inhibits ALCAM binding to CD6 and leads to antigenic modulation Non-depleting, no ADCC, CDC activity Manufacturing and formulation Manufactured in CHO cells at commercial scale Single formulation allows for IV or subcutaneous (SC) administration Dosing Half-life IV/SC @ 20/24 days respectively; target dosing of bi-weekly to monthly with potential for quarterly maintenance T CELL APC / TISSUE Itolizumab (EQ001) - A First-in-Class Anti-CD6 Antibody

Antigenic Modulation of Cell Surface CD6 CD6 mean fluorescence intensity on itolizumab treated cells normalized to isotype treated cells 3 independent experiments on Donor 1041 (unstimulated PBMCs) CD6hi CD6lo Same pattern of CD6 loss is observed in both naïve and effector/memory subsets Pathogenic Non-pathogenic Antigenic modulation

CD6 Blockade Inhibits Teff Activation and Proliferation Inhibition of activation and proliferation Nair et al., Clin. Exp. Immunol., 2010 Control Itolizumab *p<0.05

# CD6 Blockade Inhibits Pathogenic $T_{eff}$ Activity

- Pathogenic Th17 cells exhibit increased STAT3 and RORγT and secrete multiple pro-inflammatory cytokines including IL-17A/F, GM-CSF, IFN-γ, IL22 and IL-23
- Loss of glucocorticoid receptor and increase of MDR1 leads to treatment refractory cells

**Downregulation of pSTAT3 RORγT**



T Cell Count
460
345
230
115
0
366
274
183
91
0
Itolizumab
Control
pSTAT3
RORγT

**Decrease in pathogenic $T_h$17 cells**



Control
Itolizumab
4.8
0.56
RORγT
IL-17A

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Betelli *et al*., J. Exp. Med. 2005; Muranski *et al*., Blood 2013; Banuelos *et al*., Cytokine Growth Factor Rev. 2016; Ramesh et al., J.Exp. Med. 2014; Bughani *et al*., PLoS, 2017

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CD6 Blockade Inhibits Pathogenic Teff Activity Lee et al., 2008; Bughani et al., PLoS, 2017 Decrease in pathogenic, dual IFN-γ / IL-17 expressing T cells Pathogenic dual IFN-γ / IL-17 expressing Th17 cells implicated in multiple autoimmune and inflammatory diseases IL-17A IFN-γ

Cell-surface CD6 was removed by incubating peripheral blood mononuclear cells (PBMC) with itolizumab (or isotype) for 24 hours Afterwards, all cell-bound and excess itolizumab was removed PBMCs were then stimulated with anti-CD3 and ALCAM for 24 hours and activation markers were assessed by flow cytometry CD6low Cells are Hyporesponsive to TCR Stimulation Activation Markers After Stimulation with anti-CD3 + ALCAM Surface Levels of CD6

# Translational Biology - Summary Tables

| Animal Model/ Disease Relevance | Method | T cell response | Key Results | Human Tissue Expression | |
|---|---|---|---|---|---|
| | | | | CD6 | ALCAM |
| ***TNBS Colitis***<br>*Inflammatory Bowel Disease*<br>*TCT 2020* | Anti-mCD6 | $T_h$1, $T_h$17 | • Decreased colitis<br>• Improved body weight<br>• Decreased serum cytokine levels | ✓ | ✓ |
| ***EAE***<br>*Multiple Sclerosis, NMO*<br>Li *et al.*, PNAS. 2018 | Anti-mCD6<br>CD6 -/- | $T_h$1, $T_h$17 | • Decreased antigen-specific Th1/Th17 responses<br>• Decrease inflammation and demyelination in the CNS | ✓ | ✓ |
| ***(hu) PBMC NSG™***<br>*GvHD,*<br>*Inflammatory Bowel Disease*<br>*Ng et al., Blood 2019. TCT 2020* | Anti-hCD6 | $T_h$1, $T_h$17 | • Decreased human T cell prevalence<br>• Decrease of infiltrating T cells in lung and intestine<br>• Improved survival | ✓ | ✓ |
| ***Collagen-Induced Arthritis***<br>*Rheumatoid Arthritis*<br>Li *et al.*, Arthritis & Rheum. 2020 | CD6 -/-<br>Anti-mCD6 | $T_h$1, $T_h$9, $T_h$17 | • Decreased collagen-specific Th9 and Th17<br>• Decreased serum pro-inflammatory cytokines and collagen-reactive total IgG and IgG1.<br>• Reduced joint inflammation | ✓ | ✓ |
| ***Imiquimod-induced***<br>*Psoriasis*<br>*Consuegra-Fernández et al., Cellular & Molecular Immunology 2017* | CD6 -/- | $T_h$1, Th17 | • Decrease skin inflammation<br>• Decrease in proinflammatory cytokines | ✓ | ✓ |
| ***EAU***<br>*Autoimmune Uveitis*<br>*Zhang et al., J. Autoimmunity 2018* | CD6 -/- | $T_h$1, $T_h$17 | • Decreased retinal inflammation<br>• Decreased autoreactive T cell responses | ✓ | ✓ |

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# Translational Biology - Summary Tables

| Animal Model/ Disease Relevance | Method | T cell response | Key Results | Human Tissue Expression: CD6 | Human Tissue Expression: ALCAM |
|---|---|---|---|---|---|
| ***Nephrotoxic Serum Nephritis***<br>*Antibody-mediated Nephritis*<br>*ACR 2020* | Anti-mCD6 | $T_h1$, $T_h17$ | • Decrease in proteinuria, urinary albumin, BUN<br>• Decreased renal infiltration/trafficking by activated T cells and macrophages | ✓ | ✓ |
| ***MRL/MpJ-Faslpr***<br>*SLE/Lupus Nephritis*<br>*ACR 2020* | Anti-mCD6 | $T_h1$, $T_h2$, $T_h17$ | • Reduction in lymphadenopathy score, decrease in IFNγ and TNF-a levels in lymph nodes<br>• Reduction in size/severity of skin lesions | ✓ | ✓ |
| ***OVA- & OXA-induced dermatitis***<br>*Atopic Dermatitis*<br>*Oh et al., Allergy Asthma Immunol Res. 2019* | ALCAM -/- | $T_h2$, $T_h17$ | • Improved skin clinical scores<br>• Decreased expression of Th2 cytokines in skin<br>• Decreased numbers of activated T cells in skin and draining lymph nodes | | ✓ |
| ***OVA-induced food allergy***<br>*Allergy*<br>*Kim et al., Clinical & Experimental Immunology 2018* | ALCAM -/-<br>Anti-mCD6 | $T_h2$ | • Decreased expression of Th2 cytokines in small intestine<br>• Decreased numbers of activated T cells in LN and small intestine<br>• Decrease in total serum IgE | ✓ | ✓ |
| ***OVA-induced asthma***<br>*Asthma*<br>*Kim et al., AJRCCM. 2018* | ALCAM -/-<br>Anti-mCD6 | $T_h2$ | • Decreased levels of Th2 cytokines in BALF<br>• Decreased T cell trafficking to the lung<br>• Decrease in total serum IgE | | ✓ |

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# Upstream, Disease Modifying Immuno-inflammatory Mechanism

**Itolizumab acts upstream and selectively targets autoreactive effector T cells, while sparing regulatory T cells to promote immune tolerance and durable disease remission**

**Synergistic inhibition of multiple $T_{eff}$ cells and cytokines***



$T_{eff}$
$T_{eff}$
$T_{eff}$
$T_{eff}$
$T_h1$ / $T_h2$ / $T_h17$

**Inhibition of $T_{eff}$ trafficking into key target organs**



$T_{eff}$

**Restoration of immune regulation without immunosuppression**



$T_{reg}$
$T_{eff}$

*including but not limited to IFN-γ, TNF-α, IL-4, IL-5, IL-6, IL-13 and IL-17

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Advancing Itolizumab in Graft-vs-Host Disease (GVHD)

Acute graft-versus-host disease (aGVHD) 8,500 30-70% 53% 0 Allo-HSCT’s performed in 2018 4% procedural growth year-over-year since 2007 Allo-HSCT patients will develop aGVHD Reported 5 year survival rate for responders to first-line treatment with corticosteroids Number of approved treatments for first-line aGVHD Number of products in development for first-line aGVHD 2 95% Mortality rate for steroid non-responders A multisystem complication of allogeneic hematopoietic stem cell transplants, or allo-HSCT, caused by Teff cells, recognizing and attacking the recipient’s body Product in development designed to modulate both the activity and trafficking of Teff cells - itolizumab 1 All numbers are approximate and based on published reports

aGVHD: Advancing Toward Late-Stage Development in 2021 US Investigational New Drug (IND) Orphan Drug Designations  Fast Track Designation EQUATE aGVHD Phase 1b interim results Phase 1b Top Line 1H 2021 FDA interaction in 2021 to define regulatory pathway to approval Late phase development to start mid 2021 Potential to be first to market for the first-line treatment of aGVHD Future opportunities for expansion in chronic GVHD and GVHD prevention

Acute Graft-versus-Host Disease: A Primer Equillium Investor Day December 4, 2020 John Koreth, MBBS DPhil Associate Professor of Medicine Dana-Farber Cancer Institute; Brigham and Women’s Hospital; Harvard Medical School Boston, MA

Graft vs. Host Disease Classification Acute GVHD (aGVHD): Rapid Onset Involvement of skin, gut, or liver Onset typically 2-3 weeks after stem cell infusion, or during immunosuppression taper Chronic GVHD (cGVHD): Insidious Onset Progressive in nature Onset often after 3 months Acute GVHD Chronic GVHD Overlap Syndrome < 100 d >= 100 d

Graft vs. Host Disease

aGVHD Pathogenesis: Three Step Model Ferrara et al. Lancet 2009

Risk Factors for aGVHD Histocompatibility HLA mismatch > HLA match Age - Older patient and donor age Sex mismatch - Female donor to male recipient Donor allo-sensitization Prior pregnancy Transfusion CMV status - CMV sero-positivity in patient or donor Conditioning regimen - Ablative > RIC Advanced disease Stage Graft source: PBSC > BM

aGVHD: Clinical Features Most common cause of morbidity and mortality early after CNI-based allogeneic HSCT Matched related donor = 40-60% Matched unrelated donor = 50-70% Clinicopathologic syndrome affecting 3 main organs: Skin (most common): Rash - mild to blistering Gastrointestinal tract: Nausea, vomiting, diarrhea, pain/cramping, ileus Liver: Hyperbilirubinemia (jaundice) Consensus grading based on degree of involvement in each of the 3 organs: Grade 0: No GVHD Grade 1: Mild (often does not need systemic treatment) Grade 2: Moderate (needs systemic treatment) Grade 3-4: Severe (often life-threatening) EQUATE Study Population

Cutaneous Acute GVHD Sparse T cell infiltrate Basal cell vacuolization Apoptosis at dermal-epidermal junction May lead to blistering

Intestinal Acute GVHD Sparse T cell infiltrate Disorganized epithelial maturation Apoptosis at the base of the crypts (stem cells) Eventual surface denudation

Liver Acute GVHD Sparse T cell infiltrate Portal tracts primarily affected Loss of bile duct integrity leads to jaundice/high bilirubin Eventual “vanishing bile duct” syndrome

aGVHD Grade/Severity and Survival Cahn et al. Blood 2005

DANA-FARBER CANCER INSTITUTE

# aGVHD Severity: Biomarkers

- Biomarkers (BM) have been shown to predict aGVHD outcomes:
  - **Organ damage BM:**
    - **ST2:** soluble receptor for IL-33, secreted by GI tract
    - **REG3α:** antimicrobial peptide secreted by Paneth cells
    - AREG: EGFR ligand required for tissue damage repair
  - **Systemic GVHD BM:**
    - TNFR1: produced by MΦ/activated T cells, promote gut apoptosis
    - IL6 and TIM3: promote B and T cell recruitment/activation, inhibit T cell apoptosis

ST2 and REG3α (MAP biomarkers) tested in EQUATE

Vander Lugt, NEJM 2013; Ferrara, Blood 2011; Holtan, Blood Adv 2018; Paczesny, Blood 2009; McDonald, Blood 2015

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aGVHD Severity: Biomarkers and Outcomes The MAGIC prognostic algorithm, ST2+REG3a measured at GVHD onset, predicts Non-Relapse Mortality (NRM) and has been validated Hartwell JCI Insight 2017

Prevention Strategies for aGVHD Control Reduce total number of T cells Ex vivo T cell depletion In vivo T cell depletion (ATG, Alemtuzumab) Interfere with T cell proliferation Methotrexate Mycophenolate (cellcept) Cyclophosphamide (pTCy) Block T cell activation/function Calcineurin inhibition (Cyclosporine, Tacrolimus) Sirolimus Interfere with cytokine function TNF blockade Reduce infection Protected environment (Laminar Airflow) Gut decontamination

aGVHD: Steroids as Initial Therapy Steroids: 1-2 mg/kg methylprednisolone or equivalent Overall response rate ~40-60% Response correlates with clinical stage Survival correlates with response Martin et al. 1990

aGVHD: Initial Steroid Therapy Outcome Response correlates with classical Grading Scles More Severe (Gr III-IV aGVHD) less responsive Gr II response heterogeneous (subsets do poorly) MacMillan Risk Score classifies aGVHD as High Risk vs Standard Risk Weisdorf et al. 1990; MacMillan et al 2015

Summary: Initial Steroid Dose in aGVHD Grade I-II: 1 mg/kg/d prednisone (or equivalent) +/- topical therapy, or 2 mg/kg/d prednisone (or equivalent) Grade III-IV 2 mg/kg/d prednisone (or equivalent) Pts not responding to 1mg/kg/d may be escalated to 2mg/kg/d if no response No role for escalating steroid dose beyond 2 mg/kg/d

Initial Therapy: Additional Agents Steroids + ATG Steroids + Daclizumab Steroids + MMF (CTN-0802) Steroids + Itacitinib Steroids + F-652 (IL-22 dimer) Steroids + AAT (immune modulator) Steroids + Itolizumab Failed studies Ongoing studies EQUATE study

# History at the Dana Farber- Targeting CD6 for GVHD


Prevention of Graft-Versus-Host Disease by Selective Depletion of CD6-Positive T Lymphocytes From Donor Bone Marrow

Reconstitution of T-Cell Function After CD6-Depleted Allogeneic Bone Marrow Transplantation

Isolation and Characterization of CD6⁻ T Cells from Peripheral Blood[1]

Robert A. Rasmussen, Susan L. Counts, John F. Daley, and Stuart F. Schlossman

Soiffer, *et al.*, demonstrated in 112 consecutive BMT **patients treated with ex-vivo CD6⁺ T cell depletion** and no other post-transplant immunosuppression, **reduced incidence of both acute and chronic GVHD** without compromising engraftment

| Outcome | N (%) |
|---|---|
| Acute GVHD | 20 (18%) |
| Graft failure | 3 (3%) |
| Remission deaths | 20 (18%) |
| Relapse | 37 (33%) |
| Continuing remission | 55 (49%) |

*"The low incidence of aGVHD reported in patients receiving allogeneic bone marrow treated with anti-CD6 mAbs was attributed to the early appearance of a population of **CD6⁻ T cells, which showed diminished reactivity to allogeneic stimulation** in mixed lymphocyte reaction assays"*

Soiffer *et al.*, 1990; Soiffer *et al.*, 1992; Rasmussen *et al.*, 1994; Soiffer *et al.*, 1997; Soiffer *et al.*, 1998; Soiffer *et al.*, 2001

48

Summary aGVHD patients, particularly those with Grade III/IV or a high MAP score, have a high mortality rate T cells play a primary role in the pathogenesis of GVHD Prednisone 1-2mg/kg/d alone remains the standard of care. Addition of non-absorbable steroids (budesonide or oral BDP) may be beneficial for GI aGVHD Currently no approved therapies to be given up-front with steroids; recent trials (MMF and Itacitinib) have failed to show benefit A high unmet medical need remains, and novel upfront agents are needed and should be evaluated in future RCTs

Trial Overview and Results

# EQUATE Study for First-line Treatment in aGVHD

EQUATE

**Study Population:** First-line treatment of newly diagnosed aGVHD patients

| Study Design | Primary Objectives | Secondary Objectives |
| --- | --- | --- |
| **Phase 1b N~24 (Grade III – IV / Grade II AA2 and 3)**<br>• Open-label, 3x3, dose escalation<br>• 5 doses, bi-weekly – intravenous (IV)<br>• Concomitant w/ steroids (2mg/kg)<br>Cohort 1 0.4 mg/kg; Cohort 2 0.8 mg/kg; Cohort 3 1.6 mg/kg; Cohort 4 2.4 mg/kg | • Assess the safety and tolerability of IV dosing of itolizumab<br>• Determine optimal IV dose level(s) of itolizumab | • Characterize the pharmacokinetics (PK) and pharmacodynamics (PD) of itolizumab<br>• Assess the clinical activity of itolizumab: GVHD ORR, NRM, cGVHD, durability |
| **Phase 2 N~60 (Grade II – IV)**<br>• RDBP controlled study<br>• 5 doses, bi-weekly – intravenous (IV)<br>• Concomitant w/ steroids (2mg/kg) | • Assess the clinical activity of itolizumab: GVHD ORR, NRM, cGVHD, durability | • Further characterize the safety, tolerability and PD of IV dosing of itolizumab |

**Topline Phase 1b data expected 1H 2021**

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Baseline Characteristics Cohort 1 (0.4 mg/kg) N=4 Cohort 2 (0.8 mg/kg) N=3 Cohort 3 (1.6 mg/kg) N=3 Total N=10 Age (years) mean (SD) 44 (18.0) 47 (21.5) 55 (7.1) 48 (15.7) Sex (M/F) 4 (100%) /0 2 (67%)/1 (33%) 3 (100%) /0 9 (90%)/1(10%) Race (White/Black/Unknown) 4/0/0 2/1/0 3/0/0 9/1/0 Ethnicity (Hispanic/NonHispanic/Unknown) 2/2/0 1/2/0 0/3/0 3/7/0 Weight (kg) Mean (SD) 94.3 (6.6) 84.8 (31.8) 97.2 (5.4) 92.3 (16.5) Primary Disease- AML ALL Myelofibrosis MDS CMML-2 2 (50%) 1 (25%) 1 (25%) 0 0 2 (66%) 1 (33%) 0 0 0 0 0 1 (33%) 1 (33%) 1 (33%) 4 (40%) 2 (20%) 2 (20%) 1 (10%) 1 (10%) Graft source Peripheral blood Bone Marrow 4 (100%) 0 1 (33%) 2 (66%) 3 (100%) 0 8 (80%) 2 (20%) HLA matching- matched/mismatched 2 (50%)/2 (50%) 3 (100%)/0 3 (100%)/0 8 (80%) / 2 (20%) Conditioning- myeloablative n (%) 2 (50%) 2 (67%) 1 (33%) 5 (50%) Prophylaxis n (%) Methotrexate Tacrolimus Sirolimus 3 (75%) 3 (75%) 3 (75%) 2 (67%) 2 (67%) 2 (67%) 2 (67%) 2 (67%) 1 (33%) 7 (70%) 7 (70%) 6 (60%) EQUATE Study: Representative Population Enrolled * Study ongoing – data subject to change

Baseline aGVHD Grading  Cohort 1 (0.4 mg/kg) N=4 Cohort 2 (0.8 mg/kg) N=3 Cohort 3  (1.6 mg/kg)  N=3 Total N=10 Organ involvement n (%)  Skin Liver UGI LGI 0  1 (25%) 0 3 (75%) 0 0 2 (67%) 3 (100%) 1 (33%) 0 0 3 (100%) 1 (10%) 1 (10%) 2 (20%) 9 (90%) aGVHD Clinical Grade1, n (%)       III 3 (75%) 1 (33%) 3 (100%) 7(70%) IV 1 (25%) 2 (67%) 0 3 (30%) Screening MacMillan aGVHD Risk Score  HR/SR, n (%) 4 (100%)/0 2 (67%)/1 (33%)  2 (67%)/1 (33%) 8 (80%)/2 (20%) Ann Arbor Score 1/2/3, n (%) 0/0/4 (100%) 0/3 (100%)/0  0/0/3 (100%) 0/3 (30%)/7 (70%) MAP mean (SD) 0.469 (0.148) 0.212 (0.019) 0.656 (0.271) 0.468 (0.222) EQUATE Study: Severe/High Risk Population Enrolled * Study ongoing – data subject to change Abbreviations: aGVHD, acute graft versus host disease; ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; CMML, chronic myelomonocytic leukemia; F, female; HLA, human leukocyte antigen; HR, high risk; LGI; lower gastrointestinal; M, male; MAP; MAGIC algorithm probability; MDS, myelodysplastic syndromes; SD, standard deviation; SR, standard risk; UGI, upper gastrointestinal. 1Highest clinical grade at either Baseline or Screening

CR: complete response VGPR: very good partial response – approximates the clinical benefit of a complete response** PR: partial response ORR: overall response rate   Overall Response Rate Cohort 1 0.4 mg/kg (N=4) n (%) Cohort 2 0.8 mg/kg (N=3) n (%) Cohort 3 1.6 mg/kg (N=3) n (%) Total (N=10) n (%) Day 29       CR 2 (50.0) 3 (100.0) 2 (66.7) 7 (70.0) CR+VGPR 2 (50.0) 3 (100.0) 3 (100.0) 8 (80.0) ORR (CR+VGPR+PR) 2 (50.0) 3 (100.0) 3 (100.0) 8 (80.0) EQUATE Study: Clinically Meaningful Response at Day 29 **(Martin et al. 2009 Consensus Criteria on endpoints for clinical trials in aGVHD) * Study ongoing – data subject to change

Rapid and Durable Response with Itolizumab Treatment * Study ongoing – data subject to change

Protocol specified steroid use of 2mg/kg of methylprednisolone or equivalent at initiation Steroid tapering was not mandated as part of the protocol; investigators could titrate as clinically indicated and per institutional protocols Data presented as mean (SD); Equivalent prednisone dose was calculated for methylprednisolone and dexamethasone to determine total systemic corticosteroid use at each visit Itolizumab Associated with Dose Reduction in Systemic Steroid Use * Study ongoing – data subject to change

Interpreting EQUATE: Itolizumab Response Rates in aGVHD 80% ORR 61% ORR 27% 16% partial response very good partial response complete response Response Rate at Day 28/29 Note:  The Phase 1b EQUATE trial has enrolled aGVHD grades III – IV, most of these subjects are also classified as High Risk using the MacMillan Criteria. Response Rates in High Risk aGVHD Patients at Day 28/29 42% 19% 70% 10% MacMillan et al. 2015 43% ORR (steroids alone) (itacitinib + steroids) EQUATE (itolizumab + steroids) 35% 21% 56% ORR (steroids alone) GRAVITAS-301 * Study ongoing – data subject to change

Levels of cell surface CD6 on T cells decrease in aGVHD patients after first dose 0.8 and 1.6 mg/kg dose permit more consistent reduction of cell surface CD6 Loss of response or progressive disease appears to correlate with increasing levels of CD6 Cohort 1 (0.4 mg/kg) Cohort 2 (0.8 mg/kg) Cohort 3 (1.6 mg/kg) Complete Response Partial Response/ Progressive Disease Itolizumab Decreases Cell Surface CD6 in GVHD Patients * Study ongoing – data subject to change

1st Dose 2nd Dose Dose Responsive Loss of CD6 with Itolizumab Treatment * Study ongoing – data subject to change

Level of CD6 [CD4, CD8] Itolizumab Concentration Baseline level of CD6 Optimized dose of itolizumab Theoretical lower level of CD6 Additional Factors for Dose Selection Clinical response Safety Cell response markers Markers of inflammation Disease biomarkers Reduced levels of CD6 Inform Dose Selection

# Interim EQUATE Safety Data Summary – Cohorts 1 to 3*

**Adverse Events (AEs) and Serious Adverse Events (SAEs) reported were generally consistent with complications associated with aGVHD and underlying co-morbidities**

## Safety Overview

- All patients (n=10) dosed experienced at least one AE
  - 80% of subjects experienced at last one ≥ Grade 3 adverse event
  - 5 subjects experienced 1 or more SAE
- Safety monitored by independent Data Monitoring Committee

| Drug Discontinuation | Dose Limiting Toxicity | AEs of Special Interest – Drug Related | Other |
|---|---|---|---|
| Three subjects experienced AEs that led to drug discontinuation due to:<br>• Leukopenia (1) – Cohort 2<br>• COVID-19 (1) – Cohort 2<br>• Sepsis (1) – Cohort 3 | One event of Pneumonia/Sepsis in Cohort 3 due to Acinetobacter infection:<br>• Subject recovered; Subject subsequently admitted with Disseminated Nocardia infection; subject recovered | • One Grade 2 infusion reaction to itolizumab (Cohort 1)<br>• One event of drug-related lymphopenia (Cohort 3) | Two deaths reported – both unrelated to study drug and attributed to underlying disease:<br>• Subject (Cohort 1) discontinued study drug after 1st dose due to progression of aGVHD; received rescue medication at Day 7; died Day 136<br>• Subject (Cohort 3) – extreme deconditioning/aGVHD |

equillium

** Study remains open; safety data reporting/accumulation remains ongoing. Data presented includes data in first ten patients through 11/25/20*

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# Case Vignette: Patient History

- 54-year-old white male with history of Hodgkin's Lymphoma, polycythemia vera and myelofibrosis
- Received HSCT (matched related peripheral blood stem cells with non-myeloablative chemo) February 2020
- Received tacrolimus and methotrexate prophylaxis for GVHD
- Presented with aGVHD (>100 days) after transplant
  - At baseline, **Grade 3 aGVHD**
    - Skin (Stage 1), LGI (Stage 2)
    - Gut aGVHD – endoscopy performed – GVHD confirmed by biopsy
- Patient was dosed with **Itolizumab 1.6 mg/kg** within 72 hours of receiving first dose of steroids (**150mg of methylprednisolone**)
- Risk Score at baseline
  - **Ann Arbor 3** (MAP score – 0.941)
  - **Macmillan – High Risk**



1 Gastric Antrum



2 Duodenal Bulb

**1.** Diffuse, severely erythematous, ulcerated and congested mucosa w/o bleeding found in the gastric antrum, **2.** Diffuse, moderately nodular, congested and erythematous mucosa w/o bleeding found in the duodenum

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Case Vignette: Outcomes with Itolizumab Dosing Period Follow up Long-Term Follow up D1 D57 D43 D15 D29 D60-64 D71 D85 D169 D253 D337 PR VGPR CR CR CR Cell Counts Systemic Steroid Use Adverse Events of Special Interest: decreased lymphocyte counts (Gr2-4) Gr2 Adverse Events: dental crown reattached, leukoplakia, increased blood bilirubin, nausea, dehydration, insomnia Gr1 Adverse Events: hypomagnesemia, increased creatinine, increased blood bilirubin, edema limbs, irritability Safety Itolizumab dosing CR: complete response; VGPR: very good PR PR: partial response; PD: progressive disease Skin (1) Liver (0) LGI (2) Skin (0) Liver (1) LGI (0) Skin (0) Liver (0) LGI (0) Skin (0) Liver (0) LGI (0) Skin (0) Liver (0) LGI (0) Skin (0) Liver (0) LGI (0)

Equillium plans to engage with FDA in 1H 2021 with goal to discuss: Dosing proposal for P2/3 studies Registration requirements of itolizumab for the treatment of aGVHD Suitability of conducting a single pivotal trial to support a biologics license application (BLA) submission for an indication of initial treatment of aGVHD Potential Development Timeline to BLA Submission and Approval 2020 2021 2022 2023 Phase 1b FDA meeting Phase 2/3 – First-line Treatment aGVHD  2024 BLA submission/review Approval Clinical Regulatory Strategy and Lifecyle Considerations

Preliminary data demonstrates rapid, durable and high overall response rates Current data suggests that therapeutic dose range may fall between 0.8 to 1.6 mg/kg Currently expanding Cohorts 0.8 and 1.6 mg/kg to gather more safety, PK, PD, and efficacy data to inform benefit risk profile and dosing for future trials Next Steps Complete expansion cohorts and determine whether additional dose escalation is needed (2.4 mg/kg) Phase 1b topline results expected 1H 2021 FDA regulatory interaction planned for 1H 2021 to discuss development plan and define registration path and requirements Review strategic opportunities to expand development plan more broadly in GVHD including cGVHD, steroid refractory aGVHD, and GVHD prevention aGVHD Program Summary

Tell us more about the prognosis in patients with Grade III/IV [High Risk] aGVHD. How effective are steroids in this population? Limitations? What excites you about targeting CD6? What is your impression of the overall response data? How should we interpret the current safety findings in the trial relative to background rates of events (e.g., cytopenias, infection)? Discussion with Dr. John Koreth and Q&A

Itolizumab - a Promising Therapeutic to Treat Lupus Nephritis

Lupus nephritis 100,000 50%-75% 40% 0 15 Lupus nephritis patients in the U.S. Of patients do not respond to frontline treatments Of severe, proliferative patients will progress to end-stage renal disease Approved treatments Products in development Product in development that modulates both the activity and trafficking of Teff cells - itolizumab 1 A heterogeneous disease that is the most frequent and serious manifestation of systemic lupus erythematosus (SLE) All numbers are approximate and based on published reports

Advancing a Personalized Medicine Approach in Lupus Nephritis US Investigational New Drug (IND) Fast Track Designation Partnership with Accelerating Medicines Partnership (AMP) on Biomarker Development in Lupus Nephritis Type A Cohort Top Line Q1 2021 Type B interim results 2H 2021 Urinary biomarker (CD6-ALCAM) exploration Personalized medicine approach in Lupus Nephritis Urinary Biomarkers as a companion diagnostic

Teff B cell Treg Multiple Cell Types Underscore LN Immune Pathogenesis Complement-mediated destruction Activated APC’s/dendritic cells Tissue-targeting Antibodies Activated effector cells Activated B cells Effector cytokines

Therapies Hitting a Ceiling in Achieving Complete Reponses Program Complete Remission Rates (52 weeks) Treatment Placebo Voclosporin (P3) 40.8% 22.5% Belimumab (P3)* 43% 32% Obinutuzumab (P2) 35% 23% Renal Survival by Response Rates – Highlights the Importance of Achieving Complete Remission (CR) * Study ongoing – data subject to change Exploring combinations of novel and complementary targeted therapies and/or precision medicine approaches provides an opportunity for differentiation, may improve renal response rates, and provides strategic advantage in competitive landscape 1. Arriens et al. EULAR 2020, 2. Furie et al. NEJM 2020 , 3. Furie et al. ACR 2019

Approaches to Tackling Disease Heterogeneity Identify complimentary therapeutics to increase mechanistic synergy Identify therapeutics with broad mechanistic coverage Identify disease biomarkers to select and monitor patients

Increased Urinary ALCAM in Lupus Nephritis “Dr. Mohan examined a protein called ALCAM, which is important for activating T cells. ALCAM is also present in several kidney diseases and in the urine of patients with lupus kidney disease. He likens it to a bad guy being caught at the scene of several crimes.”

The Accelerating Medicines Partnership (AMP) is a partnership between NIH, FDA, NGO and biopharmaceutical industry Goal: to develop new diagnostics and treatments for Alzheimer’s, Type II DM, RA, SLE/LN. Budget for RA and SLE is $53.2 million Equillium is working with AMP investigators to analyze SLE/LN datasets for expression of the CD6-ALCAM pathway and obtain serum and kidney samples for specific analyses CD6-ALCAM Expression in Human Lupus Nephritis https://www.nih.gov/research-training/accelerating-medicines-partnership-amp; Arazi et al., 2019 AMP Partners

# CD6 & ALCAM-expressing Cells are Elevated in LN Patients

| Renal cell population | Expression level CD6 | Expression level ALCAM |
|---|---|---|
| **Leukocytes** | | |
| T cells | +++ | + |
| APCs | - | ++ |
| B cells | + | + |
| Plasmablasts | - | + |
| **Structural cells** | | |
| Loop of Henle | - | +++ |
| Proximal tubule | - | +++ |
| Distal tubule | - | + |
| Intercalated cells | - | + |
| Collecting ducts | - | ++ |
| Mesangial cells | - | + |
| Endothelial cells | - | ++ |
| Podocytes | - | +++ |


CD6
ALCAM
# cells positive
LN
control
16x
11x
9x
800
600
400
200
50
40
30
20
10
0
500
300
100
Renal Epithelial
Renal Leukocytes
Urine Leukocytes

Dataset derived from AMP (Arazi et al., 2019). Analysis by Dr. Chaim Putterman.

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# Efficacy of CD6 Blockade in Murine Models of SLE/LN

## Nephrotoxic serum nephritis (NTN)

*Model of LN commonly used as a translational model to test drug targets.*

### Key Readouts

- Anti-CD6 treatment **ameliorates the nephritis** associated with nephrotoxic antibody administration by decreasing:
  - Proteinuria
  - Albumin:Creatinine ratio
  - Blood urea nitrogen (BUN)
- Anti-CD6 treatment **improves renal histology** and **decreases immune cell infiltration** into the kidney
- Anti-CD6 treatment **reduces renal inflammatory cytokine expression** and expression of genes implicated in myeloid and lymphoid cell trafficking

## MRL/lpr

*Spontaneous murine model of SLE that exhibits systemic anti-nuclear autoimmunity, nephritis, and skin disease.*

### Key Readouts

- CD6 and ALCAM were expressed at higher levels in SLE models on renal T cells and myeloid cells
- Administration of anti-CD6 treatment **decreased renal and systemic disease manifestations** including:
  - Kidney damage
  - Mortality
  - Enlarged lymph nodes
  - Skin disease
- Anti-CD6 treatment **reduces infiltration of immune cells** (CD4, CD8, macrophages) into the kidneys equillium
Equillium Posters
https://equilliumbio.com/our-science/publications/
American College of Rheumatology
Empowering Rheumatology Professionals
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CD6 & ALCAM are Over-Expressed in MRL Model of SLE/LN CD6 expression on renal T cells and ALCAM expression on renal antigen-presenting cells from diseased MRL/lpr mice is significantly higher than on cells from C57BL/6J non-disease controls **** p<0.0001; *** p<0.001; ** p<0.01; * p<0.05

# Role of CD6 in T Cell-driven Systemic Autoimmunity

MRL/MpJ-*Fas*$^{lpr}$/J mice are a well-characterized, spontaneous model of SLE

- Genetic mutation prevents apoptosis, causing uncontrolled lymphocyte proliferation
- Characterized by SLE-like autoantibodies and manifestations including arthritis, inflammatory skin lesions and glomerulonephritis


Enlarged salivary glands
Enlarged lymph nodes
Wild type

**Study Design**

**Disease:**

**Age (wks):** **10….12** **13** **14** **15** **16….29**

**Treatment initiation** (Treated 2-3x weekly until study termination) — at 10….12

**Study Termination** (Determined by development of disease in control mice) — at 16….29

| | Mouse strain | Treatment (IP) | Dosing | Comments |
|---|---|---|---|---|
| 1. | MRL/MpJ-Fas$^{lpr}$/J | Isotype control | 60ug (2x week) | |
| 2. | MRL/MpJ-Fas$^{lpr}$/J | Anti-CD6 | 60ug (2x week) | |
| 3. | MRL/MpJ-Fas$^{lpr}$/J | Cyclophosphamide | 25mg/kg (1x week) | |
| 4. | MRL/MpJ-Fas$^{lpr}$/J | MMF (oral gavage) | 50mg/kg (daily) | |
| 5. | MRL/MPJ | Untreated | - | No disease control (parent strain) |

**Parameters evaluated**

- Proteinuria (in-life) & albumin: creatinine ratio (termination)
- Survival
- Renal measures:
  - Pathology, infiltrating immune cells, cytokines
- Systemic measures
  - Lymph node size, T cell activity, autoantibodies, cutaneous lesions

*Richard et al., 2018; Andrews et al., 1978*
*Data presented at ACR 2019 & ACR 2020*

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Treatment with Anti-CD6 mAb Ameliorates Renal Disease *p<0.05, **p<0.01, ***p<0.001, ****p<0.0001, Presented by Equillium at ACR 2019 & ACR 2020 Reduced terminal ACR, BUN and kidney weight Reduced in-life proteinuria

CD6 Blockade Ameliorates Renal Inflammation Decreased immune deposition Reduction of Teff in kidney *p<0.05, **p<0.01, ***p<0.001, ****p<0.0001, Presented by Equillium at ACR 2019 & ACR 2020

CD6 Blockade Improves Extra-Renal Disease and Survival *p<0.05, **p<0.01, ***p<0.001, ****p<0.0001, Presented by Equillium at ACR 2019 & ACR 2020 Improved survival Reduced lymph node weight Improved skin scores

Soluble ALCAM as a Biomarker of Activity in Lupus Nephritis Parodis et al., 2019; Stanley et al., 2020; Ding et al., 2020

Stanley et al., 2016. Comprehensive Aptamer-Based Screening of 1129 Proteins Reveals Novel Urinary Biomarkers of Lupus Nephritis. ACR/ARHP Annual Meeting. ALCAM a Predictive Biomarker in Patients with Active LN Unbiased screening of >1,100 urinary proteins identified urinary ALCAM as a strong predictor of disease activity in lupus nephritis patients Urinary ALCAM Elevated in Active Lupus Nephritis Urinary Biomarker Outperforms Standard Disease Biomarkers in Lupus Nephritis* AUC (95% CI) P value Sensitivity Specificity PPV NPV Urinary ALCAM 0.91 (0.86 – 0.96) < 0.0001 0.91 0.82 0.88 0.86 Positive anti-dsDNA NA 0.38 0.57 0.57 0.38 Low complement NA 0.56 0.55 0.65 0.46 *Performance of urinary protein markers in differentiating active lupus nephritis (N=89) from inactive lupus nephritis (N=60) in African American and Hispanic systemic lupus erythematosus patients - UT Southwestern Medical Center, TX *statistical significance Active LN Active Non-Renal Inactive SLE Healthy Control 250000 200000 150000 100000 50000 0 Urinary ALCAM pg/mg * * * * Distribution of ALCAM levels seen within race and disease severity

ALCAM Correlates with Disease Across Multiple Ethnicities African-American Caucasian Hispanic Asian Parodis et al., 2019; Stanley et al., 2020; Ding et al., 2020

# Urine Proteome Analysis of Responders vs Non-responders

- Urine from AMP network patients
- Response defined as pr/cr <0.5 by week 52
  - Responders: n = 6
  - Non-responders: n = 21
- Treatment not dictated centrally; most patients received steroids+MMF

***Differentially excreted targets***

| Non responders | | Responders |
|---|---|---|
| ALCAM | BMPR-IA | CHST4 |
| L-Selectin | TMEFF1 | Siglec-11 |
| IFNab R2 | IL-15 | Dectin-1 |
| Activin A | FSH | Siglec-6 |
| FOLR2 | DDR1 | RANK |
| LAMP2 | TNF RII | |
| SREC-I | DPPIV | |
| CEACAM-1 | Serpin A4 | |
| MCSF R | Desmoglein 2 | |
| EGF R | Cathepsin H | |
| TPP1 | uPAR | |



ALCAM
Fold change > 2
Not Significant
Significant (p.val <0.05)
Significant & FoldChange
L-Selectin
IFNab R2
CHST4
BMPR-IA
DDR1
Siglec-6
RANK
Dectin-1
Siglec-11
p = .05
-Log10(p.val)
0
0.5
1
1.5
2
2.5
3
-4
-2
0
2
4
6
<-- non.responder Log2 fold change responder -->

*AMP data presented by Prof Petri at ACR 2019*

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Treating Lupus Nephritis Tomorrow – Individualized Therapy Biomarker driven diagnostics Informs patient selection for guiding treatment Maximize benefit-to-risk for patients Use of ineffective treatments minimized – lower overall cost to health care system Equillium has developed proprietary high sensitivity assays and methods for analyzing the levels of soluble CD6 & ALCAM Equillium is amassing the largest dataset of soluble CD6 & ALCAM from SLE/LN patients to inform companion diagnostic strategy The EQUALISE trial will provide preliminary data to inform biomarker driven patient selection approach

Trial Overview and Results

Type A Cohort and B Cohorts Assess the safety and tolerability of itolizumab in subjects with SLE with and without active proliferative lupus nephritis Determine optimal subcutaneous dose level(s) of itolizumab Secondary Objectives Type A Cohort and B Cohorts Characterize the pharmacokinetics (PK) and pharmacodynamics (PD) of itolizumab Understand changes in disease serologies, urinary ALCAM and CD6, CD6 receptor occupancy Type B Cohort only Assess the clinical activity of itolizumab (Proteinuria and SLEDAI-2K) Study DesignPrimary Objectives Type A Cohort (SLE Patients): Phase 1b N=30 Open-label, dose escalation in patients with active or inactive SLE without LN 2 doses, bi-weekly – subcutaneous    Re-initiation planned for Q2/Q3 2020 Study Population: Systemic Lupus Erythematosus & Lupus Nephritis Cohort 1 0.4 mg/kg Cohort 2 0.8 mg/kg Cohort 3 1.6 mg/kg Cohort 4 2.4 mg/kg Cohort 1 0.8 mg/kg Cohort 2 1.6 mg/kg Type B Cohort (active LN Patients): Phase 1b N=18 Open-label, dose escalation in active proliferative (ap) LN patients with inadequate response to existing therapies 13 doses, bi-weekly – subcutaneous  Cohort 5 3.2 mg/kg Cohort 3 3.2 mg/kg Type A Cohort topline data expected 1Q 2021 Type B Cohort interim data expected 2H 2021 EQUALISE Study in Lupus / Lupus Nephritis

# Study in Lupus / Lupus Nephritis (LN)



24-week treatment period
open label
open label
Target screen start Q1 2021
Lupus Nephritis
SLE w/out LN
Type B
Type A
0.4 mg/kg (N=6)
0.8 mg/kg (N=7)
1.6 mg/kg (N=7)
2.4 mg/kg (N=6)
3.2 mg/kg (N=6)
0.8 mg/kg (N=6)
1.6 mg/kg (N=6)
3.2 mg/kg (N=6)
Open for Enrollment

**Estimated Data:**

Topline: 1Q 2021 for Type A cohorts
Interim: 2H 2021 for Type B cohorts

| Type A Cohort: Subjects without apLN |
| --- |
| Subjects will receive a dose Q2W x 2 doses |

| Type B Cohort: Subjects with apLN |
| --- |
| Subjects will receive a dose Q2W x 13 doses |

Completed recruitment cohorts

★ DMC Review for dose escalation

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Baseline 0.4 mg/kg N=6 0.8 mg/kg N=7 1.6 mg/kg N=7 2.4 mg/kg N=6 Total N=26 Age in years- mean (SD) 59.5 (12.9) 44.6 (16.2) 47.1 (6.8) 48.2 (11.6) 49.5 (12.9) Sex (F/M) 6/0 7/0 6/1 6/0 25/1 Race (White/Black or African American) 3/3 5/2 6/1 5/1 19/7 Ethnicity: Hispanic or Latino (Y/N) 4/2 5/2 3/4 4/2 16/10 SLEDAI-2K- mean (SD) 7.0 (2.5) 7.1 (4.3) 6.9 (1.6) 5.3 (2.7) 6.7 (2.9) C3 level median (min, max) mg/dL 146 (94, 152) 126 (100, 181) 127 (72, 170) 148 (100, 168) 136 (72, 181) C4 level median (min, max) mg/dL 29 (4, 34) 39 (19, 47) 29 (15, 44) 41 (9, 54) 30 (4, 54) ANA median (min, max) 78 (21, 150) 93 (29, 134) 93 (15, 150) Not quantitated Cohorts 1-3 86 (15, 150) Anti-DS DNA median (min, max) IU/ml 14.0 (10, 88) 14 (10, 99) 10 (10, 20) 30 (30, 124) 17 (10, 124) eGFR- mean (SD) ml/min/SSA 96.2 (17.6) 110.1 (25.2) 92 (22.7) 104.7(17.1) 101.1 (21.2) Baseline SLE medications n (%) Systemic Corticosteroids Antimalarials Methotrexate 5 (83) 2 (33) 2 (33) 1 (14) 2 (29) 1 (14) 1 (14) 4 (57) 0 2 (33) 4 (67) 0 9 (35) 12 (46) 3 (12) Subject Demographics – Type A Cohorts

Safety Overview 35% of subjects experienced at last one adverse event No SAE’s or deaths Safety monitored by independent Data Monitoring Committee Drug Discontinuation Dose Limiting Toxicity AEs of Special Interest – Drug Related Two subjects experienced AEs that lead to drug discontinuation due to: Urticaria in (1) - Cohort 3 Grade 3 Lymphopenia (1)/DLT - Cohort 4 Not associated with infection One event of in Grade 3 Lymphopenia ** (Cohort 4) 5 of 26 subjects experienced non-serious injection site reactions One Grade 3 Lymphopenia Itolizumab was generally well tolerated across all subjects (n=26) across dose groups Interim Safety Data Summary - Type A Cohorts 1 – 4* * Study remains open; safety data reporting/accumulation remains ongoing; Data presented includes data in Cohorts 1-4 as of 11/20/20 ** DLT of lymphopenia is defined as ≥ Grade 3 Lymphopenia that did not recover prior to next dose

Absolute Lymphocyte Counts with Itolizumab Treatment Cohort 3 (1.6 mg/kg) Screening N=7 Day 1 N=7 Day 4 N=7 Day 15 N=6 Day 29 N=4 FU1 N=6 FU2 N=6 Lymphocytes [109/L] Lymphocytes [109/L] Screening N=6 Day 1 N=6 Day 4 N=6 Day 15 N=6 Day 29 N=6 FU1 N=6 FU2 N=6 Lymphocytes [109/L] Cohort 1 (0.4 mg/kg) Cohort 2 (0.8 mg/kg) Screening N=7 Day 1 N=6 Day 4 N=6 Day 15 N=5 Day 29 N=5 FU1 N=1 Screening N=6 Day 1 N=7 Day 4 N=7 Day 15 N=7 Day 29 N=6 FU1 N=5 FU2 N=1 Lymphocytes [109/L] Cohort 4 (2.4 mg/kg) Pattern of decreases in lymphocyte counts consistent with previous experience in Psoriasis No association with infection Transient changes in ALC that recover off treatment Have not been dose limiting and currently escalating to 3.2 mg/kg dose confidential FU1 – follow up 4 weeks post last dose FU2 – follow up 6 weeks post last dose * Study ongoing – data subject to change

Human tissue analysis in LN patients and mouse clinical trials support the potential benefit of targeting CD6 for the treatment of Lupus Nephritis The EQUALISE study indicates safe to push dosing past 1.6 mg/kg SC dosing of Itolizumab has been well tolerated through dosing of 2.4 mg/kg  Type A final cohort of 3.2 mg/kg currently enrolling  Consistent PK profile with SC dosing – dose proportional relationship Next Steps Type A (Lupus) – cohorts are on track to complete enrollment and have topline results in Q1 2021 Type B (Lupus Nephritis) – interim results expected 2H 2021 Lupus Nephritis Program Summary

Itolizumab - a Differentiated Approach to Treat Uncontrolled Asthma

Uncontrolled moderate to severe asthma 2.6M 1.3M ~50% 0 Severe asthma patients in the U.S. Patients uncontrolled by standard-of-care treatments (long-acting beta-agonists, inhaled corticosteroids, oral corticosteroids) Of uncontrolled patients do not respond to existing biologic treatments Approved products covering the full spectrum of disease (Th2 High to Non-Th2 asthma) Target categories in development that target Non-Th2 asthma 4 A heterogeneous disease characterized by different Teff cell subtypes and other innate immune cells driving both allergic and autoimmune mechanisms, leading to chronic airway inflammation 1 All numbers are approximate and based on published reports Product in development designed to modulate both the activity and trafficking of Teff cells - itolizumab

# CD6-ALCAM Implicated Broadly in the Pathogenesis of Asthma



Type 2 Inflammation
Non-Type 2 / $T_h$17 Inflammation
Allergens
Irritants, pollutants, microbes, and viruses
TSLP
IL-25
IL-33
IL-6
TGF-βV
IL-23
CXCL8
GM-CSF
IL-13
CD6
$T_h$2 cell
IL-4, IL-5, IL-13
ILC2
CD6
$T_h$17 cell
CD6
$T_h$1 cell
CD6
IFN-γ
TNF
IL-4
IL-5
IL-6, IL-17, IL-8
B cell
IgE
Mast cell
IL-3, IL-4, IL-5, IL-9
Eosinophil
$T_{eff}$
ALCAM
Neutrophil

**Figure Legend:** CD6 is expressed on Th1, Th2, Th17 and ILC2 effector cells that secrete multiple proinflammatory cytokines implicated in asthma pathogenesis. ALCAM is expressed on antigen presentation cells that activate effector cells. ALCAM is also expressed on endothelial and smooth muscle cells where it plays a role in trafficking of CD6+ effector cells. Adapted from Israel E, *et al.*, N Engl J Med. 2017;377(10):965-976.

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# Potential to Address the Full Spectrum of Uncontrolled Asthma



$T_h2$
$T_h2$
Reciprocally regulated
$T_h17$
$T_h17$
$T_h2$-High
Eosinophils
$T_h2$-Low
Low Eosinophils
Non-$T_h2$
Neutrophils
Response to steroids

Current therapies target downstream signaling of $T_h2$-associated inflammation

Current downstream therapies ineffective in patients with low levels of eosinophils

No approved therapies

**anti-IgE**
- Genentech (A Member of the Roche Group) / NOVARTIS – XOLAIR® – Marketed

**anti-IL-5**
- gsk GlaxoSmithKline – NUCALA® – Marketed
- TEVA – CINQAIR® – Marketed
- AstraZeneca – FASENRA® – Marketed

**anti-IL-4 / IL-13**
- REGENERON / SANOFI GENZYME – DUPIXENT® – Marketed
- AstraZeneca – Anticalin /AZD1402 – Phase 1

**anti-IL-33**
- Roche – RG6149 – Phase 2
- REGENERON / SANOFI GENZYME – REGN3500 – Phase 2
- gsk GlaxoSmithKline – GSK3772847 – Phase 2 - terminated

**DP2 Antagonists**
- NOVARTIS – Fevipiprant – Phase 3 - FAILED
- gossamerbio – GB001 – Phase 2b - FAILED

**Inhaled PI3Kd**
- AstraZeneca – AZD8154 – Phase 1

**anti-CD6-ALCAM**
- equillium – Itolizumab – Phase 1b

**anti-TSLP**
- AstraZeneca / AMGEN – Tezepelumab – Phase 3

**Inhaled JAK**
- Theravance Biopharma – pan-JAK / TD-8236 – Phase 1/2
- rigel / AstraZeneca – JAK1 / AZD0449 – Phase 1

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Upregulation of CD6 & ALCAM in Severe Asthma Patients ***p<0.001, *p<0.05. Examination of gene expression datasets support the presence of increased CD6, CD4 T cells, and ALCAM in the lungs of severe asthma patients Study of the Mechanisms of Asthma (MAST; NCT00595153); Bronchoscopic Exploratory Research Study of Biomarkers in Corticosteroid-refractory Asthma (BOBCAT) study; Data courtesy of Reynold A. Panettieri, Jr., MD, Rutgers Institute for Translational Medicine and Science. Presented at ERS 2020; CD6-ALCAM Pathway is Elevated in Patients with Severe Asthma

Upregulation of CD6 & ALCAM in Severe Asthma Patients Fatal asthma Non-asthma ALCAM CD6 overlay epithelium Lamina propria Lamina propria epithelium Examination of lung tissue demonstrates the presence of increased CD6, T cells, and ALCAM in the lungs of severe asthma patients Fatal asthma patients – lung tissue staining suggests increased numbers of CD6+ cells, upregulation of ALCAM in the lamina propria (mucosa), and co-localization of CD6+ cells with ALCAM expressing tissue Study of the Mechanisms of Asthma (MAST; NCT00595153); Bronchoscopic Exploratory Research Study of Biomarkers in Corticosteroid-refractory Asthma (BOBCAT) study; Data courtesy of Reynold A. Panettieri, Jr., MD, Rutgers Institute for Translational Medicine and Science. Presented at ERS 2020; CD6-ALCAM Pathway is Elevated in Patients with Severe Asthma Enumeration of cells in lung tissue that co-stain for CD3 and CD6 show increased numbers of CD6+ T cells

CD6-ALCAM in Lung inflammation & Bronchomotor Tone Proliferation & Cytokine production Hyperplasia/ hypertrophy Inflammation + ASM remodeling Teff or ILC2 Airway Smooth Muscle Cells Th1 Th2 Th17 Tn DC IL-4, IL-5, IL-13 IFNγ, TNFα IL-17, IL-6, IL-8 Lung Inflammation Tissue Remodeling

Presentation CD6-ALCAM Pathway is Elevated in Patients with Severe Asthma (Mukherjee et al.) Posters CD6 Is Highly Expressed In Fatal Asthma Patients and May Modulate Bronchomotor Tone (Koziol-White et al.) CD6 Is Expressed On Human Airway and Blood ILCs and Is Upregulated by Epithelial Alarmins IL-33 and TSLP (Badrani et al.) Translational Data Presented at Key Congress Equillium Presentation & Posters https://equilliumbio.com/our-science/publications/

# Key Cytokines in Asthma Upregulate CD6 on ILC2s

**IL-33 and TSLP, early orchestrators of lung inflammation, increase expression of CD6 on ILC2s**



Day 3
Day 0
Media only
IL-2
IL-2 + IL33
IL-2 + TSLP
CD6
14.3
CD6
28.5
CD6
24.5
CD6
52.8
CD6
50.0
SSC-A
250K
200K
150K
100K
50K
$-10^4$
0
$10^4$
$10^5$
CD6

- PBMCs incubated with combinations of IL-2, IL33 and TSLP for 72 hours and then analyzed by flow cytometry for CD6 expression on ILC2 population equillium

Data courtesy of Taylor A Doherty, University of California, San Diego. Presented at ERS 2020; CD6 Is Expressed On Human Airway and Blood ILCs and Is Upregulated by Epithelial Alarmins IL-33 and TSLP

102

48 PCLS on d4 12 - Vehicle Control 12 - 100ng/m IL13 + 100ng/ml TGFb1 (Panettieri, Rutgers) 12 - 100ng/ml CD6 Fc (T Doherty, UCSD) Tx 10m 40m 4h 24h CCh ISO FSK CD6 Enhances Contraction of Asthmatic Airways %Airway contraction CCh dose (nM) Data courtesy of Taylor A Doherty, University of California, San Diego. Presented at ERS 2020; CD6 Is Expressed On Human Airway and Blood ILCs and Is Upregulated by Epithelial Alarmins IL-33 and TSLP

Trial Overview and Results

EQUIP Study in Uncontrolled Asthma Assess the safety and tolerability of subcutaneous dosing of itolizumab Determine optimal subcutaneous dose level(s) of itolizumab Primary Objectives Secondary Objectives Characterize the pharmacokinetics (PK) and pharmacodynamics (PD) of itolizumab Assess the clinical activity of itolizumab: FEV1, ACQ, FeNO, Eos Phase 1b N=32 Study Design Randomized, double-blind, placebo controlled, dose escalation study 5 doses, bi-weekly – subcutaneous Study Population: Uncontrolled moderate to severe asthma patients Enrollment ongoing; topline data expected 2H 2021 Cohort 1 0.8 mg/kg Cohort 2 1.6 mg/kg Cohort 3 2.4 mg/kg Cohort 4 3.2 mg/kg

Translational data supports the role of the CD6-ALCAM pathway in the pathogenesis of severe asthma CD6 may be implicated in both inflammation and airway remodeling  Targeting the CD6-ALCAM pathway may provide a novel approach to target non-T2 based mechanisms in severe asthma The EQUIP trial is currently enrolling asthma patients in Australia and New Zealand Next Steps Topline data from EQUIP expected 2H 2021 Asthma Program Summary

Financial and Corporate Update

Biocon License Agreement Highlights Key rights to itolizumab acquired by Equillium through in-license agreement with Biocon Exclusive rights for the United States, Canada, Australia and New Zealand Exclusive rights to negotiate licensing for select additional major markets, e.g. EU / Japan Equillium secured an established source of product supply on attractive terms Itolizumab currently manufactured at commercial scale in FDA-regulated facility Investigational drug product supplied at no cost to Equillium for 3 concurrent orphan indications until first U.S. approval; all other investigational drug product supplied to Equillium at Biocon's cost Financial terms back-loaded, with payments tied to de-risking and value-creating milestones First milestone payment not due until first U.S. product approval

U.S. Intellectual Property Portfolio and Regulatory Exclusivity

Total Cash and Investments $90.5 million Year-to-Date Operating Cash Burn $16.4 million Outstanding Debt $10.0 million Shares Outstanding 24.7 million Market Cap (as of close 12/03/20) $121.9 million Equillium Financial Overview Lean operating model and disciplined control of spending Sufficiently capitalized to complete ongoing clinical trials and advance our development programs into later stage trials Key Financial Metrics as of September 30, 2020 Please refer to the Form 10-Q filed on November 10, 2020, for the complete financials of the company as of September 30, 2020

Closing Remarks

Multiple Catalysts in 2021 Provide Opportunity for Value Creation Catalysts & Milestones Timing Topline data from EQUATE Phase 1b study in aGVHD 1H 2021 Initiate Phase 2/3 in first-line aGVHD Mid 2021 Data from EQUALISE Phase 1b study in Lupus / Lupus Nephritis Type A (SLE) topline data Type B (lupus nephritis) interim data 1Q 2021 2H 2021 Topline data from EQUIP Phase 1B study in Uncontrolled Asthma 2H 2021 Strengthened balance sheet funds us through completion of our ongoing clinical trials and allows us to advance our development programs into later stage trials

Q&A

For More Information Michael Moore VP of Investor Relations & Corporate Communications 619-302-4431 Equillium, Inc. 2223 Avenida de la Playa / Suite 105 La Jolla, CA 92037 www.equilliumbio.com ir@equilliumbio.com